EXHIBIT 10.41

                     AMENDED AND RESTATED SECURITY AGREEMENT

     THIS AMENDED AND RESTATED SECURITY AGREEMENT (this "Agreement"), dated as of April 5, 2000, is made and entered into by and among EGLOBE FINANCING CORPORATION, a Delaware corporation ("eGlobe Financing"), IDX FINANCING CORPORATION, a Delaware corporation ("IDX Financing"), and TELEKEY FINANCING
CORPORATION, a Delaware corporation ("Telekey Financing" and together with eGlobe Financing and IDX Financing, the "Financing Companies"), and EXTL INVESTORS, LLC, a limited liability company organized under the laws of Nevada ("EXTL Investors"), SPECIAL INVESTMENT RISKS, LLC, a limited liability company organized under the laws of Nevada ("Special Investment" and together with EXTL Investors, the "Secured Parties") and EXTL INVESTORS, LLC, as collateral agent (with its successors, the "Collateral Agent").

                                   WITNESSETH:

     WHEREAS, the Financing Companies issued and sold to EXTL Investors as of June 30, 1999, and EXTL Investors purchased from the Financing Companies, the Financing Companies' 5% Secured Notes (the "Secured Notes") and the Financing Companies executed and delivered a revolving note based on the balance of accounts receivable (the "A/R Note"), pursuant to the terms and conditions of the Loan and Note Purchase Agreement dated April 9, 1999 by and among eGlobe Financing, eGlobe, Inc., a Delaware corporation (the "Parent"), and EXTL Investors, as amended by a letter agreement dated June 16, 1999, Amendment No. 1 to the Loan and Note Purchase Agreement dated as of June 30, 1999 and Amendment No. 2 to the Loan and Note Purchase Agreement dated as of the date hereof (as amended, the "Loan and Note Purchase Agreement"); and

     WHEREAS, in connection with the Loan and Note Purchase Agreement, the Financing Companies and EXTL Investors entered into a Security Agreement dated as of June 30, 1999 (the "Security Agreement") pursuant to which the Financing Companies granted EXTL Investors a security interest in certain of their assets as security for the Secured Notes and the A/R Note; and

     WHEREAS, on December 2, 1999, Coast International, Inc. ("Coast") merged with and into eGlobe/Coast, Inc., a Delaware corporation ("eGlobe/Coast"), pursuant to the terms of an Agreement and Plan of Merger dated November 29, 1999 among Parent, eGlobe/Coast, Coast and the stockholders of Coast, as a result of which eGlobe/Coast was the surviving company and remained a wholly owned subsidiary of Parent (the "Coast Merger");

     WHEREAS, prior to the Coast Merger and pursuant to a certain Revolving Credit Note Agreement dated March 5, 1999, Special Investment has lent to Coast

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an aggregate  principal  amount of $3,250,000 as evidenced by a promissory  note
(the "Special Investment Note"); and

     WHEREAS, in connection with the consummation of the Coast Merger, eGlobe/Coast assumed Coast's obligations to repay all amounts due and payable under the Special Investment Note, whether at maturity, by acceleration or otherwise, in accordance with the terms of the Special Investment Note; and

     WHEREAS, the Financing Companies are guaranteeing the payment and performance by eGlobe/Coast of obligations under the Special Investment Note as more fully set forth in the Guaranty dated as of the date hereof for the benefit of Special Investment (the "Guaranty"); and

     WHEREAS, in connection with eGlobe/Coast's assumption of the obligations under the Special Investment Note and EXTL Investors' waiver of its right under the Loan and Note Purchase Agreement to cause the Parent to convey to one of the Financing Companies the assets acquired in the Coast Merger, the Secured Parties desire to obtain from the Financing Companies and the Financing Companies desire to amend and restate the Security Agreement to provide to all of the Secured Parties a security interest in the collateral more particularly described below; and

     WHEREAS, capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings given such terms in the Loan and Note Purchase Agreement.

     NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. GRANT OF SECURITY INTEREST. For the purpose of securing the Obligations (as defined below), each Financing Company hereby grants to the Secured Parties for their ratable benefit (subject to Section 6(a) hereof) a security interest in all equipment and other tangible personal property of such Financing Company which is movable or which are fixtures and which are used or bought for use primarily in such Financing Company's business, whether now owned or hereafter acquired and wherever located, together with all proceeds and products thereof and accessions therefor, including without limitation the equipment and other property described on Schedule 1 hereto, in each case only to the extent that the grant by such Financing Company of a security interest pursuant to this Agreement would not violate any Material Contract (as defined in the Loan and Note Purchase Agreement) (collectively, the "Collateral"); provided, however, that should the prohibition on the grant of a security interest under a Material Contract be extinquished, such security interest shall immediately attach to such Collateral.

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     2.   THE OBLIGATIONS.  The obligations secured hereby shall include (a) the due and punctual payment (in cash or in Parent Common Stock, pursuant to the terms of the Secured Notes, the A/R Note and the Loan and Note Purchase Agreement) of the principal, interest and any other amounts payable in respect of the Secured Notes and the A/R Note, (b) the due and punctual payment of all obligations under the Guaranty, (c) all attorney's fees, court costs and expenses of whatever kind incident to the collection of any of said indebtedness or other obligations and the enforcement and protection of the security interest created hereby and (d) the performance of all obligations under the Loan and Note Purchase Agreement where the failure to perform would constitute an Event of Default thereunder (collectively, the "Obligations").

     3.   PRIORITY OF SECURITY INTERESTS IN THE COLLATERAL.

          (a) Notwithstanding anything herein to the contrary, and irrespective of the time, order or method of attachment or perfection of the liens and security interests granted in the Collateral, or the time or order of filing or recording of financing statements or other liens, mortgages or security interests, and irrespective of anything contained in any filing or agreement to which the Secured Parties may now or hereafter be a party, the Secured Parties hereby agree that the respective liens and security interests of the Secured Parties in the Collateral shall be equal and none of the Secured Parties shall have any priority over the other with regard to the Collateral, except in accordance with the provisions of this Agreement.

          (b) The foregoing pari passu nature of the Secured Parties' interests in the Collateral shall continue in full force and effect notwithstanding any one or more of the following: (1) any release by any Secured Party of all or any part of the Collateral now or hereafter subject to the respective liens of the Secured Parties, except with respect to any Collateral so released; (2) any Insolvency Proceeding (as defined below) affecting the Company; (3) any change, waiver, extension, compromise, settlement, indulgence, or other action or omission in respect of the Obligations or the security interests in the Collateral; (4) the supplementing, modification or amendment, whether material or otherwise, of any of the instruments creating the Obligations or the Secured Parties' interests in the Collateral; (5) the renewal, rearrangement, modification, replacement, substitution, consolidation, extension or novation of any of the Obligations or the Secured Parties' interests in the Collateral; and
(6) the fact that any Obligation owed to any Secured Party or any claim for such Obligation is modified, subordinated, avoided or disallowed, in whole or in part, in any Insolvency Proceeding. As used herein, "Insolvency Proceeding" shall mean any insolvency or receivership proceeding, or any proceeding under the Federal Bankruptcy Code, or any other proceeding under any other bankruptcy or insolvency laws or other laws relating to the relief of debtors or the readjustment, extension or composition of debts, and which is brought by or against the Company and any assignment for the benefit of creditors or agreements for forbearance, readjustment of indebtedness, collateral pooling,

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liquidation,   reorganization  or  similar  arrangement,   whether  judicial  or
non-judicial, for payment of debts.

     4. APPOINTMENT OF COLLATERAL AGENT. Each Secured Party, separately, does hereby appoint EXTL Investors and EXTL Investors accepts such appointment, to act as the Collateral Agent under this Agreement and to perform the duties of the Collateral Agent described herein. EXTL Investors shall serve as the Collateral Agent for so long as this Agreement remains in effect, unless EXTL Investors resigns as Collateral Agent, in its sole discretion, by providing prior written notice to Special Investment and to the Company. A resignation by EXTL Investors as the Collateral Agent shall be effective immediately upon the appointment of a replacement Collateral Agent as provided hereafter. In the event of a resignation of EXTL Investors as Collateral Agent, EXTL Investors, acting in its individual capacity, shall promptly appoint, a replacement to serve as Collateral Agent. Upon the appointment of a successor Collateral Agent, EXTL Investors shall have no further rights or obligations under this Agreement other than as a Secured Party hereunder.

     5. REPRESENTATIONS AND WARRANTIES OF THE FINANCING COMPANIES. Each Financing Company represents and warrants as follows:

          (a) Except as set forth on Schedule 1 hereto, such Financing Company is the owner of the Collateral and has good and marketable title to the Collateral free and clear of any liens, security interests, claims and encumbrances except for those in favor of the Secured Parties and those previously disclosed in writing to the Secured Parties, contingent or otherwise.

          (b) The addresses set forth on Schedule 1 hereto are all of the locations of all Collateral.

          (c) The execution and delivery of this Agreement and the financing statements delivered in connection herewith by such Financing Company do not conflict with or violate any Law (including, without limitation, any judgment or injunction) applicable to such Financing Company or its assets or properties or any contract or security agreement to which such Financing Company is a party or by which its assets or properties are encumbered.

     6.   COVENANTS. Each Financing Company covenants and agrees as follows:

          (a) Except with the prior written consent of the Collateral Agent, such Financing Company will not grant or permit to exist any liens or security interests other than (i) those created by this Agreement, (ii) Permitted Liens pursuant to the Loan and Note Purchase Agreement, and (iii) Encumbrances not prohibited by Section 4.9 of the Loan and Note Purchase Agreement, to attach to any of the Collateral, nor permit any of the Collateral to be levied upon under

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

     any legal or private process. To the extent that an item of Collateral is subject to a Permitted Lien or an Encumbrance not prohibited by such
     Section  4.9 of the Loan and Note  Purchase  Agreement,  or is  included in
     Schedule 1 hereto as an exception pursuant to Section 3(a), the lien created by this Agreement is intended to be junior in lien and effect to such liens and encumbrances, but only if such junior lien is not prohibited by the terms of any agreement relating to any such liens or encumbrances. If any such agreement does prohibit such junior lien, then such item of Collateral shall not be subject to the security interest contemplated by this Agreement. Such Financing Company shall use all reasonable efforts to obtain such consents, waivers or amendments as may be necessary or appropriate to permit such junior lien, and upon obtaining the same to reflect that such item of Collateral shall be subject to the security interest contemplated by this Agreement. Such Financing Company shall promptly notify the Collateral Agent of any default or alleged default by such Financing Company under any lien prior to the lien created by this Agreement on the Collateral, or any portion thereof.

          (b) Such Financing Company will not permit any of the Collateral to be removed from the location specified on Schedule 1, except for temporary periods in the normal and customary use thereof, without the prior written consent of the Collateral Agent, and will permit the Collateral Agent to inspect the Collateral at any reasonable time following reasonable advance notice from the Collateral Agent to such Financing Company.

          (c) If any of the Collateral is equipment of a type normally used in more than one state or country (whether or not actually so used), such Financing Company will contemporaneously herewith furnish the Collateral Agent a list of the states and countries wherein such equipment is or will be used, and hereafter will notify the Collateral Agent in writing of any other states and countries in which such equipment is so used.

          (d) Except as contemplated by the Loan and Note Purchase Agreement, such Financing Company will not sell, exchange, lease or otherwise dispose of any of the Collateral or any interest therein without the prior written consent of the Collateral Agent, except for any items of Collateral which become obsolete or which, in such Financing Company's reasonable judgment, is no longer useful in the conduct of such Financing Company's business, or which is replaced by other Collateral, unless such sale, exchange, lease or other disposition is on an arm's length basis for fair value and in the ordinary course of business.

          (e) Such Financing Company will, in all material respects, maintain, preserve and keep the Collateral (whether owned in fee or a leasehold interest) in good repair and working order, reasonable wear and tear excepted, and from time to time will make all necessary repairs, replacements, renewals and additions so that at all times the economic efficiency thereof will be maintained

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

     and will pay and discharge all taxes, levies and other impositions levied thereon as well as the cost of repairs to or maintenance of same. If such Financing Company fails to pay such sums, the Collateral Agent may do so for such Financing Company's accounts and add the amount thereof to the other amounts secured hereby.

          (f) Such Financing Company will defend the Collateral against the claims and demands of all persons.

          (g) Such Financing Company will pay to the Secured Parties all amounts secured hereby as and when the same shall be due and payable, whether at maturity, by acceleration or otherwise, and such payments shall be made in cash or in Parent Common Stock in accordance with the terms of the Notes or the Guaranty, as the case may be.

          (h) Such Financing Company shall carry and maintain in full force and effect, at all times with financially sound and reputable institutions, insurance in such forms and amounts and against such risks as may be reasonable and prudent in the circumstances for a company holding the assets it holds and as may be required by applicable Laws. Such Financing Company assigns to the Collateral Agent on behalf of the Secured Parties all right to receive proceeds of insurance not exceeding the amounts secured hereby, directs any insurer to pay all such proceeds directly to the Collateral Agent, and appoints the Collateral Agent such Financing Company's attorney in fact to endorse any draft or check from such insurer made payable to such Financing Company in order to collect the benefits of such insurance. Such Financing Company will, to the extent permitted by such insurance policies, add the Collateral Agent on behalf of the Secured Parties as an additional insured thereunder. If an event of default (as defined under the Secured Notes, the A/R Note and the Special Investment Note to which a Secured Party is owed repayment) has occurred and is continuing, any money received by the Collateral Agent under said policies may be applied to the payment of any indebtedness secured hereby, whether or not due and payable, otherwise said money shall be delivered by the Collateral Agent to such Financing Company for the purpose of repairing or restoring the Collateral. If such Financing Company fails to keep the Collateral insured as required above, the Collateral Agent shall have the right to obtain such insurance at such Financing Company's expense and add the cost thereof to the other amounts secured hereby.

          (i) Such Financing Company will file, and pay all costs of filing, such financing, continuation and termination statements with respect to the security interests created hereby as the Collateral Agent may reasonably request, and the Collateral Agent is authorized to do all things that it deems necessary to perfect and continue perfection of the security interests created hereby.

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

          (j) Such Financing Company shall deliver to the Collateral Agent, on a monthly basis, reports certified by its chief financial officer or treasurer indicating whether any additional lien or security interest has been created with respect to the Collateral, indicating the type of lien or security interest and describing the obligation secured, or stating that no additional lien has been created.

          (k) Such Financing Company shall take or cause to be taken such further actions, shall execute, deliver, and file or cause to be executed, delivered, and filed such further documents and instruments, and shall obtain such consents as may be necessary or as the Collateral Agent may reasonably request to effectuate the purposes, terms, and conditions of this Agreement.

     7.   RIGHTS AND REMEDIES WITH RESPECT TO THE COLLATERAL.

          (a) The Secured Parties hereby agree that the Collateral Agent shall manage the Collateral as the Collateral Agent, in its sole discretion, considers appropriate under the circumstances and consistent with the terms of this Agreement and the Collateral Agent shall have no liability to any Secured Party for, and each Secured Party hereby waives any claim which it may now or hereafter have against the Collateral Agent arising out of, any or all actions which the Collateral Agent, without gross negligence or willful misconduct on its part, takes or omits to take with respect to the Collateral or any portion or proceeds thereof. As between the Secured Parties, and in accordance with the provisions of this Agreement, the Collateral Agent shall have sole authority to manage the Collateral on behalf of the Secured Parties, and none of the Secured Parties shall take any action with respect to the management of the Collateral without the prior written consent of the Collateral Agent.

          (b) Each of the Secured Parties agrees to notify the Collateral Agent and the other Secured Parties promptly after becoming aware of the occurrence of an event of default (which has not been cured within any applicable cure period) under the Secured Notes, the A/R Note and the Special Investment Note to which it is owed repayment. If an event of default occurs under the Secured Notes, the A/R Note and the Special Investment Note and the affected Secured Party wishes to commence foreclosure, liquidation or similar action with respect to any of the Collateral, the Collateral Agent shall commence such foreclosure, liquidation or similar action. The Secured Parties agree that the Collateral Agent shall have the sole authority to sell, lease, liquidate or otherwise dispose of the Collateral on behalf of the Secured Parties, and to exercise any and all other rights and remedies of the Secured Parties with respect thereto. Each Secured Party agrees that no action with respect to the enforcement of its security interest in the Collateral or any other action or exercise of any other rights against the Collateral shall be taken except by and through the Collateral Agent.

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     8.   SHARING OF THE PROCEEDS OF THE COLLATERAL. Any items of Collateral and any proceeds from the sale, lease, liquidation, or other disposition of, or as a result of the Secured Parties' liens and security interests in, any of the Collateral, at any time or from time to time, received or obtained by the Collateral Agent shall be held in trust for the benefit of the Secured Parties and shall be applied and made available to the Secured Parties as follows:

          (a) First, to pay all costs and expenses, including reasonable attorney's fees, incurred by the Collateral Agent or the Secured Parties in connection with the management, sale, liquidation or other disposition or realization of the Collateral;

          (b) Then, to the Secured Parties for application toward the payment of the then outstanding Obligations owed to each Secured Party, which arise pursuant to the Secured Notes, the A/R Note and the Special Investment Note, pro-rata; provided, however, that no amounts shall be disbursed by the Collateral Agent to a Secured Party which exceed the amount of the Obligations actually owed to such Secured Party; and

          (c) Then, the balance, if any, to be returned to the Company.

     9. RELEASE OF SECURITY INTEREST. Upon payment in full of all Obligations, the Secured Parties shall release the security interest created hereby and shall execute and deliver to the Financing Companies such termination statements and other agreements and documents as the Financing Companies may reasonably request to evidence such payment and release.

     10. POWER OF ATTORNEY. The Financing Companies hereby constitute the EXTL Investors as the Financing Companies' attorney-in-fact with power, upon the occurrence and during the continuance of an event of default (as defined under the Secured Notes, the A/R Note and the Special Investment Note to which a Secured Party is owed repayment), to do all acts and things necessary or desirable to enforce the Secured Parties' rights under this Agreement. This power of attorney is coupled with an interest and is irrevocable until all of the Obligations are paid in full.

     11. NOTICES. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given or made as of the date delivered, mailed or transmitted, and shall be effective upon receipt, if delivered personally, mailed by registered or certified mail
(postage prepaid, return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by like changes of address) or sent by electronic transmission to the telecopier number specified below:

          (a)  If to the Financing Companies:

               eGlobe Financing Corporation


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               IDX Financing Corporation
               Telekey Financing Corporation
               1250 24th Street, N.W.
               Suite 725
               Washington, DC  20037
               Telecopier No.:  202-882-8984
               Attention:  Chairman

          (b)  If to the Parent:

               eGlobe, Inc.
               1250 24th Street, N.W.
               Suite 725
               Washington, DC  20037
               Telecopier No.:  202-882-8984
               Attention:  Chairman

          (c)  If to EXTL Investors or the Collateral Agent:

               EXTL Investors, LLC
               850 Cannon, Suite 200
               Hurst, TX 76054
               Telecopier No.:  817-428-3899
               Attention: Ronald Jensen

          (d)  If to Special Investment:

               Special Investment Risks, LLC
               850 Cannon, Suite 200
               Hurst, TX 76054
               Telecopier No.: 817-428-3899
               Attention: Ronald Jensen

     12. HEADINGS. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     13. SEVERABILITY. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

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     14.  ENTIRE  AGREEMENT.   This  Agreement   (together  with  the  Schedules
delivered pursuant hereto, the Loan and Note Purchase Agreement and the Revolving Credit Note Agreement, as referred to or incorporated herein) constitutes the entire agreement of the parties and supersedes all prior agreements and undertakings, both written and oral, between the parties, or any of them, with respect to the subject matter hereof, except as otherwise expressly provided herein, are not intended to confer upon any other person any rights or remedies hereunder.

     15. SPECIFIC PERFORMANCE. The transactions contemplated by this Agreement are unique. Accordingly, each of the parties acknowledges and agrees that, in addition to all other remedies to which it may be entitled, each of the parties hereto is entitled to a decree of specific performance, provided such party is not in material default hereunder.

     16. ASSIGNMENT. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.

     17. THIRD PARTY BENEFICIARIES. This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

     18. FEES AND EXPENSES. Except as otherwise provided for in this Agreement, each party hereto shall pay its own fees, costs and expenses incurred in connection with this Agreement and in the preparation for and consummation of the transactions provided for herein.

     19. AMENDMENT. This Agreement may not be amended except by an instrument in writing signed by the parties hereto.

     20. CONSENT REQUIRED. Any term, covenant, agreement or condition of this Agreement may, with the consent of the Financing Companies, be amended or compliance therewith may be waived (either generally or in particular instance and either retroactively or prospectively), if the Financing Companies shall have obtained the consent in writing of the Secured Parties.

     21. GOVERNING LAW. All corporate law matters arising under this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, and all other matters arising under this Agreement shall be governed by and construed in accordance with the laws of the State of Texas, in each case regardless of the laws that might otherwise govern under applicable principles of conflicts of law. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the State of Texas or the state courts of the State of Texas in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions.

     Notwithstanding the foregoing, it is the intention of the parties that, to the extent local law would govern with respect to Collateral located in a particular jurisdiction, this Agreement shall create a security interest, floating charge or similar grant of rights under such local law with respect to Collateral located in such jurisdiction.

     22. COUNTERPARTS. This Agreement may be executed and delivered in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

                  [Remainder of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, the Financing Companies and the Secured Parties have caused this Agreement to be executed as of the date first above written.

                                        EGLOBE, INC.

                                        By:
                                           -------------------------------
                                        Title:
                                              ----------------------------

                                        Address: 1250 24th Street, NW
                                                 Suite 725
                                                 Washington, DC  20037


                                        EGLOBE FINANCING CORPORATION

                                        By:
                                           -------------------------------
                                        Title:
                                              ----------------------------

                                        Address: 1250 24th Street, NW
                                                 Suite 725
                                                 Washington, DC  20037


                                        IDX FINANCING CORPORATION

                                        By:
                                           -------------------------------
                                        Title:
                                              ----------------------------

                                        Address: 1250 24th Street, NW
                                                 Suite 725
                                                 Washington, DC  20037


                                        TELEKEY FINANCING CORPORATION

                                        By:
                                           -------------------------------
                                        Title:
                                              ----------------------------

                                        Address: 1250 24th Street, NW
                                                 Suite 725
                                                 Washington, DC  20037

                                        EXTL INVESTORS, LLC

                                        By:
                                           -------------------------------
                                        Title:
                                              ----------------------------

                                        Address: 850 Cannon, Suite 200
                                                 Hurst, TX 76054


                                        SPECIAL INVESTMENT RISKS, LLC

                                        By:
                                           -------------------------------
                                        Title:
                                              ----------------------------

                                        Address: 850 Cannon, Suite 200
                                                 Hurst, TX 76054


                                        EXTL INVESTORS, LLC, as Collateral Agent

                                        By:
                                           -------------------------------
                                        Title:
                                              ----------------------------

                                        Address: 850 Cannon, Suite 200
                                                 Hurst, TX 76054

                                   SCHEDULE 1

                     Collateral, Location, Title Exceptions

COLLATERAL DESCRIPTION:

     See Attachment A

COLLATERAL LOCATION:

     All collateral owned by eGlobe Financing is located at:

          4260 E. Evans Avenue
          Denver, Colorado 80222

                   OR

          Banehojvej 19 8600
          Silkeborg, Denmark

                   OR

          Rm. 2503-4
          CLI Building, 313-317,
          Hennessy Road
          Wanchai Hong Kong

                   OR

          Suite 1
          Millpool House, Mill Lane
          Godalming Suri GU7EY England

                   OR

          with respect to the Caviars:  See Attachment B


     All collateral owned by IDX Financing is located at:

          11410 Issac Newton Square North, Suite 101
          Reston, Virginia 20190

                   OR

          Rm. 2503-4
          CLI Building, 313-317,
          Hennessy Road
          Wanchai Hong Kong

                   OR

          9F, No. 142, Nan-Kang Rd., Sec. 2
          Taipei, Taiwan

     All collateral owned by Telekey Financing is located at:

          229 Peachtree Street, Suite 1102
          Atlanta, Georgia 30303

TITLE EXCEPTIONS:

     None